Exhibit 99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, R. Jay Gerken, Chief Executive Officer of Permal Hedge Strategies Fund (the “Registrant”), certify that:

1.                           The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	June 7, 2012	/s/ R. Jay Gerken
R. Jay Gerken, Chief Executive Officer

I, Richard F. Sennett, Principal Financial Officer of Permal Hedge Strategies Fund (the “Registrant”), certify that:

1.                           The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	June 7, 2012	/s/ Richard F. Sennett
Richard F. Sennett, Principal Financial Officer